State Street Institutional Small-Cap Equity Fund	SIVIX (Investment Class)

Summary Prospectus–January 31, 2019

Before you invest, you may want to review the Fund’s Statutory Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Statutory Prospectus, Statement of Additional Information, reports to shareholders and other information about the Fund online at www.ssga.com/geam/prospectus. You can also get this information at no cost by calling 1-800-242-0134 or by sending an email request to Statestreetfunds@ssga.com. The Fund’s Statutory Prospectus and Statement of Additional Information, both dated January 31, 2019, are incorporated by reference into this Summary Prospectus.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a Fund’s annual and semi- annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund (or from your financial intermediary, such as a broker-dealer or bank). Instead, the reports will be made available on a Fund’s website (www.ssga.com/geam), and you will be notified by mail each time a report is posted, and provided with a website link to access the report.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account, if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a Fund.

Investment Objective
Long-term growth of capital.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Investment Class
Management Fees[1]	0.88%
Distribution and /or Service (12b-1) Fees	N/A
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.88%
[1]

The Fund’s management fee is a “unitary” fee that includes most operating expenses payable by the Fund. The rate is subject to breakpoints and differs depending on the average daily net assets of the Fund. Accordingly, actual management fee rate may be higher or lower than shown above.

Expense Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods or continue to hold them. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investment Class	$90	$281	$488	$1,084

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State Street Institutional Small-Cap Equity Fund

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 38% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) under normal circumstances in equity securities of small-cap companies, such as common and preferred stocks.

The Fund defines a small-cap company as one with a market capitalization that, at the time of initial investment, falls between (a) the market capitalization of the smallest company in the Russell 2000® Index and (b) either the larger of the market capitalization of the largest company in the Russell 2000® Index or $3.0 billion. As of December 31, 2018, the market capitalizations of companies in the Russell 2000® Index ranged from $3.9 million to $6.2 billion*. The portfolio managers will not sell a stock merely because the market capitalization of a company in the portfolio moves outside of this capitalization range or because the index capitalization range changes.

The Fund uses a multi sub-adviser investment strategy that combines growth, value and core investment management styles. SSGA Funds Management, Inc. (“SSGA FM”), the Fund’s investment adviser, will allocate the Fund’s assets among the sub-advisers to maintain exposure to a combination of investment styles, but may have larger allocations to certain sub-advisers based on its assessment of the potential for better performance or to address capacity constraints of a particular sub-adviser, among other reasons. As a result, this orientation will typically produce a portfolio that does not materially favor value or growth style investing, and allows the Fund the potential to benefit from both value and growth cycles in the marketplace. Stock selection is key to the performance of the Fund.

The portfolio managers seek to identify securities of companies with characteristics such as:

•	high quality management focused on generating shareholder value

•	attractive products or services

•	appropriate capital structures

•	strong competitive positions in their industries

In addition, the portfolio managers of a sub-adviser with a value investment style generally will seek to identify securities of companies with characteristics such as attractive valuation, while portfolio managers of a sub-adviser with a growth investment style generally will seek to identify securities of companies with strong growth potential.

The portfolio managers may consider selling a security when one of these characteristics no longer applies, when valuation becomes excessive, or more attractive alternatives are identified.

The Fund also may invest up to 20% of its net assets (plus any borrowings for investment purposes) in securities with capitalizations outside the Fund’s small-cap range and up to 10% of its total assets in foreign securities. The Fund also may invest up to 20% of its net assets (plus any borrowings for investment purposes) in debt securities. The portfolio managers may also use various types of derivative instruments (primarily futures contracts) to gain or hedge exposure to certain types of securities as an alternative to investing directly in or selling such securities.

*

The Russell 2000® Index is constructed to provide an unbiased small-cap barometer and is reconstituted annually. The capitalization range, however, may change significantly intra-year due to changes in the market capitalizations of securities that comprise the Index.

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State Street Institutional Small-Cap Equity Fund

Principal Risks

The principal risks of investing in the Fund are:

Securities Market Risk is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities markets may cause multiple asset classes to decline in value simultaneously, although equity or equity-related securities generally have greater price volatility than fixed income securities. Negative conditions and price declines may occur unexpectedly and dramatically. In addition, the Fund could be forced to sell portfolio securities at an inopportune time in order to meet unusually large or frequent redemption requests in times of overall market turmoil or declining prices for the securities.

Equity Securities Risk is the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of stocks and other equity securities may be affected by changes in an issuer’s financial condition and in overall market, economic and political conditions.

Small-Cap Company Risk is the risk that investing in securities of small-cap companies may pose greater market and liquidity risks than larger, more established companies, because of limited product lines and/or operating history, limited managerial and financial resources, limited trading markets, and the potential lack of management depth. In addition, the securities of such companies are typically more volatile than securities of larger capitalization companies.

Mid-Cap Company Risk is the risk that investing in securities of mid-cap companies could entail greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited managerial and financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline more significantly or more rapidly than stocks of larger companies as market conditions change.

Growth Investing Risk is the risk of investing in growth stocks, which may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential. Growth-oriented funds will typically underperform when value investing is in favor.

Value Investing Risk is the risk of investing in undervalued stocks, which may not realize their perceived value for extended periods of time or may never realize their perceived value. Value stocks may respond differently to market and other developments than other types of stocks. Value-oriented funds will typically underperform when growth investing is in favor.

Foreign Investment Risk is the risk that investing in securities of foreign (non-U.S.) issuers may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockages and political changes or diplomatic developments. The costs of investing are higher in many foreign markets than in the U.S., and securities of foreign (non-U.S.) issuers may be less liquid and more difficult to value than securities of U.S. issuers. The risk of loss and volatility have increased in recent periods and may continue because of high levels of debt and other economic distress in various countries, including some in Europe. Attempted solutions such as austerity or stimulus measures and governmental regulation also may increase the risk of loss and volatility in securities markets.

Currency Risk is the risk that the U.S. dollar value of foreign investments will change in response to changes in currency exchange rates. If a foreign currency weakens against the U.S. dollar, the U.S. dollar value of an investment denominated in that currency would also decline.

Debt Securities Risk is the risk that the values of debt securities may increase or decrease as a result of various factors, including market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments, illiquidity in debt securities markets, reinvestment of securities during periods of falling interest rates, or repayment by issuers with higher coupon or interest rates.

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State Street Institutional Small-Cap Equity Fund

Interest Rate Risk is the risk that fixed income securities will decline in value because of changes in interest rates. Bond prices generally rise when interest rates decline and generally decline when interest rates rise. Although governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates, the U.S. Federal Reserve has begun raising interest rates. If there is less governmental action in the future to maintain low interest rates and/or further actions are taken to raise interest rates further, there may be unpredictable effects on markets and the Fund’s investments.

Credit Risk is the risk that the price of a bond is affected by the issuer’s or counterparty’s credit quality. Changes in an entity’s financial condition and general economic conditions can affect its ability to honor financial obligations and therefore its credit quality. A security’s price may be adversely affected by the market’s perception of the security’s credit quality level even if the issuer or counterparty has suffered no degradation in its ability to honor the obligation.

Derivative Instruments Risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument will not correlate well with the performance of the securities or asset class to which the Fund seeks exposure or which the Fund seeks to hedge, (2) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, and (3) derivative instruments not traded on an exchange may be subject to counterparty risk, as well as liquidity risk and the related risk that the instrument is difficult or impossible to value accurately. In addition, changes in laws or regulations may make the use of derivative instruments more costly, may limit the Fund’s ability to employ certain strategies that use derivative instruments and/or may adversely affect the value of derivative instruments and the Fund’s performance.

Counterparty Risk is the risk that the issuer or guarantor of a fixed income security, or the counterparty of a derivative instrument contract or repurchase agreement or other transaction, is unable or unwilling (or is perceived to be unable or unwilling) to make timely payment of principal and/or interest, or to otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, the Fund may be unable to terminate or realize any gain on the investment or transaction, or to recover collateral posted to the counterparty, resulting in a loss to the Fund. If the Fund holds collateral posted by its counterparty, it may be delayed or prevented from realizing on the collateral in the event of a bankruptcy or insolvency proceeding relating to the counterparty.

Issuer Risk is the risk that the values of securities held by the Fund may decline for reasons which relate to the issuers of such securities (e.g., management performance, financial leverage, and reduced demand for the issuer’s goods and services).

Liquidity Risk is the risk that the Fund cannot readily sell securities within seven days, at approximately the price at which the Fund has valued them or at a favorable time or price during periods of infrequent trading. Illiquid investments may trade at a substantial discount and may be subject to wide fluctuations in market value.

Management Risk is the risk that the investment techniques and risk analyses applied by the investment adviser or the sub-advisers, as applicable, will not produce the desired results and that legislative, regulatory or tax restrictions, policies or developments may affect the investment techniques available to the investment adviser or the sub-advisers, as applicable, and the portfolio managers in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

Allocation Risk is the risk that SSGA FM may not allocate assets of the Fund among strategies, asset classes or investment management styles in an optimal manner, if, among other reasons, it does not correctly assess the attractiveness of a strategy, asset class or investment style.

Multi-Style Management Risk is the risk that, because portions of the Fund’s assets are managed by different sub-advisers using different investment styles, the Fund could engage in overlapping security transactions, potentially leading to the Fund holding a more concentrated position in these securities. The Fund could also take opposite positions in securities of the same issuer, which may lead to higher transaction costs compared to a fund using a single investment style.

It is possible to lose money on an investment in the Fund, and this risk of loss may be heightened if you hold shares of the Fund for a shorter period. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.

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State Street Institutional Small-Cap Equity Fund

Performance

The bar chart and the Average Annual Total Returns table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index. Past performance assumes the reinvestment of all dividend income and capital gains distributions. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. For updated performance information, please visit the Fund’s website at www.ssga.com/geam or call the GE Retirement Savings Plan Service Center at 1-877-554-3777.

Calendar Year Total Returns (%)

Highest/Lowest quarterly results during this time period were:

Highest 20.58% (quarter ended June 30, 2009)

Lowest -19.70% (quarter ended December 31, 2018)

Average Annual Total Returns (%) (for the periods ended December 31, 2018)

	1 Year	5 Years	10 Years	Since Inception
Investment Class (inception 8/3/98) Return Before Taxes	-9.70%	4.89%	13.16%	8.60%
Russell 2000® Index (does not reflect fees, expenses or taxes)	-11.01%	4.41%	11.97%	7.30%	*
*	7/31/98 for Index

Portfolio Management

Investment Adviser

SSGA FM

Investment Sub-advisers

Champlain Investment Partners, LLC

GlobeFlex Capital, L.P.

Kennedy Capital Management, Inc.

Palisade Capital Management, L.L.C.

SouthernSun Asset Management, LLC

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State Street Institutional Small-Cap Equity Fund

Portfolio Managers

The primary individual portfolio managers of the Fund are:

Portfolio Manager	Portfolio manager experience in this Fund	Primary title with Investment Adviser/Sub-Advisers

David Wiederecht	Since 2010	Executive Vice President at State Street Global Advisors (“SSGA”)

Dennis Santos	Since 2017	Vice President at SSGA

Scott Brayman, CFA	Since 2008	Managing Partner and Chief Investment Officer of Small and Mid Cap Strategies of Champlain Investment Partners, LLC

Robert Anslow	Since 2008	Partner and Chief Investment Officer of GlobeFlex Capital, L.P.

Frank Latuda, Jr., CFA	Since 2010	Vice President, Director and Chief Investment Officer of Kennedy Capital Management, Inc.

Marc Shapiro	Since 2012	Managing Director and Senior Portfolio Manager of Palisade Capital Management, L.L.C.

Michael Cook	Since 2008	Chief Executive Officer and Chief Investment Officer of SouthernSun Asset Management, LLC

Purchase and Sale of Fund Shares

Purchase Minimum

Eligible Investors	Initial Investment	Subsequent Investments

• Individuals who are plan participants in the General Electric Retirement Savings Plan.	None	None

You may purchase Fund shares or sell (redeem) all or part of your Fund shares on any business day through the following options:

•	Visit benefits.ge.com and click on My GE RSP.

•	Call the GE RSP Service Center at 1-877-55-GERSP (1-877-554-3777) between 8:30 a.m. and 8:30 p.m., Eastern time, on any day the New York Stock Exchange is open for trading.

Tax Information

Since you are investing through a tax-deferred 401(k) plan, dividends and capital gains distributions you receive from the Fund are not subject to federal income taxes or other taxes at the time of their distribution, but may be subject to federal income tax upon withdrawal.

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State Street Institutional Small-Cap Equity Fund

State Street Global Advisors	SSF-INST RSP SP SCE 1-31-2019